                            SCHEDULE 14A INFORMATION



                               Amendment No. 1 to
                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )



      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                    MICROTEL INTERNATIONAL, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):



/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                          MICROTEL INTERNATIONAL, INC.
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 16, 2001

                            ------------------------

    NOTICE IS HEREBY GIVEN that the special meeting of stockholders of MicroTel International, Inc., a Delaware corporation, will be held at our headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California, on January 16, 2001 at 11:00 a.m., local time, for the following purposes:



    (1) To consider and vote upon a proposal to approve an amendment to our Certificate of Incorporation to increase our authorized shares of common stock from 25,000,000 shares to 50,000,000 shares;



    (2) To consider and vote upon a proposal to approve a 2000 Stock Option Plan, pursuant to which we may grant to key employees, officers, directors and consultants and employees of companies that do business with our company, options to purchase up to 2,000,000 shares of our common stock;



    (3) To consider and vote upon a proposal to approve an amendment to our Certificate of Designations, Preferences and Rights of Preferred Stock relating to our Series A Preferred Stock (the "Certificate of Designations");



    (4) To ratify the appointment of BDO Seidman, LLP as our independent auditors for fiscal 2000; and



    (5) To transact such other business as may properly come before the meeting or any adjournments and postponements thereof.



    The Board of Directors has fixed the close of business on November 20, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Only holders of our common stock or holders of our Series A Preferred Stock at the close of business on the record date are entitled to vote at the meeting. A list of stockholders entitled to vote at the special meeting will be available for inspection at our executive offices. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee should bring with them a Proxy or letter from that firm confirming their ownership of shares.



    Accompanying this Notice are a Proxy and a Proxy Statement. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. The Proxy may be revoked at any time prior to its exercise at the meeting.



                                          By Order of the Board of Directors,
                                          Robert B. Runyon, Secretary



Rancho Cucamonga, California
           , 2000



                             YOUR VOTE IS IMPORTANT



    YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. HOWEVER, IF YOU WILL NOT BE ABLE TO ATTEND OR EVEN IF YOU DO PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. RETURNING A SIGNED PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE SPECIAL MEETING, IF YOU SO DESIRE, BUT WILL HELP US SECURE A QUORUM AND AVOID THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

                          MICROTEL INTERNATIONAL, INC.
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730


                            ------------------------


                        SPECIAL MEETING OF STOCKHOLDERS
                                JANUARY 16, 2001


                            ------------------------


                                PROXY STATEMENT
                                  INTRODUCTION



    This Proxy Statement is furnished to the holders of common stock, $.0033 par value per share, and Series A Preferred Stock, $.01 par value per share ("Series A Stock"), of MicroTel International, Inc., a Delaware corporation, in connection with the solicitation of Proxies by and on behalf of the Board of Directors ("Board"). The Proxies solicited hereby are to be voted at a special meeting of stockholders to be held at 11:00 a.m., local time, on January 16, 2001, at our offices at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730, and at any and all adjournments and postponements thereof. This Proxy Statement and the accompanying Proxy are being mailed to all stockholders on or about December 11, 2000.



    A Proxy is enclosed for your use. The shares represented by each properly executed unrevoked Proxy will be voted as directed by the stockholder with respect to the matters described therein. If no direction is made, the shares represented by each properly executed Proxy will be voted FOR the amendment to our Certificate of Incorporation; FOR the 2000 Stock Option Plan; FOR the amendment to our Certificate of Designations; and FOR the ratification of the appointment of our independent auditors.



    Any Proxy given may be revoked at any time prior to the exercise thereof by filing with our Secretary an instrument revoking such Proxy or by the filing of a duly executed Proxy bearing a later date. Any stockholder present at the meeting who has given a Proxy may withdraw it and vote his shares in person if such stockholder so desires.



    It is contemplated that the solicitation of Proxies will be made primarily by mail. We will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send Proxies and copies of this Proxy Statement to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the meeting, our officers, agents and employees may communicate with stockholders, banks, brokerage houses and others by telephone or in person to request that Proxies be furnished. All expenses incurred in connection with this solicitation will be borne by us. We have no present plans to hire special employees or paid solicitors to assist in obtaining Proxies, but we reserve the option of doing so if it should appear that a quorum otherwise might not be obtained.



    Only holders of record of our common stock and Series A Stock at the close of business on November 20, 2000 are entitled to notice of and to vote at the special meeting. As of November 20, 2000, the record date for determining the stockholders entitled to notice of and to vote at the special meeting, we had issued and outstanding 20,569,711 shares of common stock and 25 shares of Series A Stock. Each share of our common stock issued and outstanding on the record date of November 20, 2000 entitles the holder thereof to one vote at the special meeting for all matters to be voted on at such meeting, and each share of Series A Stock entitles the holder of record thereof to one vote in connection with the approval of the amendments to the Certificates of Designations.



    For proposals 1, 2 and 4, the holders of a majority of our shares of common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by Proxy, shall constitute a quorum for purposes of voting on such proposals. With respect to voting on proposal (3), in order to obtain a quorum, there must be present in person or represented by Proxy at the special meeting, (a) the holders of a majority of our shares of common stock issued and outstanding and entitled to vote at the special meeting, and (b) the holders of a majority of our shares of Series A Stock issued and outstanding and entitled to vote at the special meeting. Except as otherwise provided by statute, all matters coming before the special meeting shall be decided by the vote of the holders of a majority of the stock present in person or represented by Proxy at the special meeting and entitled to vote on such matters (i.e., a majority of the common stock for proposals 1, 2 and 4 and a majority of common stock and Series A Stock for proposal 3). Votes cast at the special meeting will be tabulated by the persons appointed by us to act as inspectors of election for the special meeting.



    The inspectors of election will treat shares of voting stock represented by a properly signed and returned Proxy as present at the special meeting for purposes of determining a quorum, without regard to whether the Proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of voting stock represented by "broker non-votes" (i.e., shares of voting stock held in record name by brokers and nominees concerning which
(i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the Proxy or has executed a Proxy and otherwise notified us that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum. Abstentions concerning a particular proposal will have the same effect as votes against such proposal.

                                   PROPOSAL 1
                   AMENDMENT TO CERTIFICATE OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK



    Effective as of November 14, 2000, the Board approved by action taken without a meeting of the directors by written consent, an amendment to Article Fourth of our Certificate of Incorporation to increase the number of shares of authorized common stock from 25,000,000 to 50,000,000 (the "Authorized Share Increase"). The full text of the amendment is attached to this Proxy Statement as EXHIBIT A. The Board believes that the Authorized Share Increase is in the best interest of our company and its stockholders as it makes additional shares of common stock available for acquisitions, financings, present and future employee benefit programs, including the 2000 Stock Option Plan (the "2000 Plan"), and other corporate purposes.



    In addition, the Board believes that the Authorized Share Increase is desirable in light of our recent issuance of 150,000 shares of Series B Preferred Stock, $.01 par value per share (the "Series B Stock") in connection with our acquisition of substantially all of the assets of T-Com, LLC, a privately-held Delaware limited liability company. The 150,000 shares of Series B Stock will become convertible into common stock in three equal lots of 50,000 shares each on March 20, 2001, September 20, 2001 and March 20, 2002. Each share of Series B Stock will be convertible into ten shares of common stock. The Certificate of Designations, Preferences and Rights relating to the Series B Stock provides that in the event that the authorized number of shares of our common stock is not sufficient as of March 20, 2001 to permit the conversion of the Series B Stock into common stock as provided for in such certificate, each share of Series B Stock then outstanding shall become entitled to such number of votes as would provide the aggregate number of shares of Series B Stock then outstanding voting rights equal to ten percent of the then outstanding common stock for any matter upon which stockholders are entitled to vote. Currently, the authorized shares provided for in our Certificate of Incorporation are not sufficient to satisfy our Series B Stock conversion obligations. The Board believes that it is in the best interests of our company and our stockholders to amend the Certificate of Incorporation to provide sufficient shares of common stock to enable us to satisfy our obligation to issue common stock upon the conversion of the Series B Stock.



    The additional shares of common stock resulting from the stockholder approval of the Authorized Share Increase may be issued from time to time as the Board may determine without further action of the stockholders. Although the Board has no current plans to utilize such shares to entrench present management, it may, in the future, be able to use the additional shares of common stock as a defensive tactic against hostile takeover attempts. The authorization of such additional shares of common stock will have no current anti-takeover effect. No hostile takeover attempts are, to management's knowledge, currently threatened.



    The relative rights and limitations of the common stock would remain unchanged under the amendment. Stockholders do not currently possess, nor upon the approval of the proposed Authorized Share Increase will they acquire, preemptive rights that would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, securities of our company.



RECOMMENDATION AND REQUIRED VOTE



    The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by Proxy at the special meeting is required for approval of this proposal. THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                                   PROPOSAL 2
                       ADOPTION OF 2000 STOCK OPTION PLAN



    We currently have four stock option plans: the 1993 Stock Option Plan, the Employee Stock and Stock Option Plan, the 1997 Stock Incentive Plan and the 2000 Plan. These plans are administered by our executive compensation and management development committee, which currently consists of Robert Runyon and Laurence Finnegan, our two non-employee directors.



    The 1993 Stock Option Plan authorizes the issuance of incentive stock options and non-qualified stock options to our employees and independent contractors for the purchase of up to 300,000 shares of our common stock. The 1993 Stock Option Plan terminates on August 31, 2003. Our Board does not intend to issue any additional options under the 1993 Stock Option Plan in the future.



    The Employee Stock and Stock Option Plan authorizes the issuance of non-qualified stock options and restricted and unrestricted stock grants to our employees (including officers and directors who are employees) and consultants for up to an aggregate of 520,000 shares of common stock. The Employee Stock and Stock Option Plan terminates on July 1, 2004. Our Board does not intend to issue any additional options or make any additional stock grants under the Employee Stock and Stock Option Plan.



    The 1997 Stock Incentive Plan authorizes the issuance of incentive stock options, stock appreciation rights or stock awards to our employees and directors for up to an aggregate of 1,600,000 shares of common stock, except that incentive stock options may not be granted to non-employee directors. The Board's adoption of the 1997 Stock Incentive Plan was ratified by our stockholders at our 1998 annual meeting of stockholders. The 1997 Stock Incentive Plan terminates on June 15, 2007. As of November 14, 2000, options to purchase an aggregate of 1,441,596 shares of our common stock had been issued under the 1997 Stock Incentive Plan.



    Our 2000 Plan was adopted by the Board in November 2000, subject to stockholder approval. The 2000 Plan authorizes the issuance of incentive stock options and non-qualified options to our employees, officers, directors and to consultants and employees of companies that do business with us for the purchase of up to 2,000,000 shares of common stock. As of November 14, 2000, we had approximately 253 employees, officers and directors eligible to receive options under the 2000 Plan, and no options had been issued under this plan. The following description of the terms of the 2000 Plan is qualified in its entirety by reference to the full text of the 2000 Plan, a copy of which is attached to this Proxy Statement as EXHIBIT B.



SHARES SUBJECT TO THE 2000 PLAN



    A total of 2,000,000 shares of our common stock are authorized for issuance under the 2000 Plan. Any shares of common stock which are subject to an award but are not used because the terms and conditions of the award are not met, or any shares which are used by participants to pay all or part of the purchase price of any option, may again be used for awards under the 2000 Plan.



ADMINISTRATION



    It is the intent of the 2000 Plan that it be administered in a manner such that option grants and exercises would be "exempt" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The executive compensation and management development committee is empowered to select those eligible persons to whom options shall be granted under the 2000 Plan; to determine the time or times at which each option shall be granted, whether options will be ISOs or NQOs, and the number of shares to be subject to each option; and to fix the time and manner in which each such option may be exercised, including the exercise price and option period, and other terms and conditions of such options, all subject to the terms and conditions of the 2000 Plan. The committee has sole discretion to interpret and administer the 2000 Plan, and its decisions regarding the 2000 Plan are final, except that the Board can act in place of the committee as the administrator of the 2000 Plan at any time or from time to time, in its discretion.



OPTION TERMS



    ISOs granted under the 2000 Plan must have an exercise price of not less than 100% of the fair market value of a share of common stock on the date the ISO is granted and must be exercised, if at all, within ten years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of the total voting securities of our company on the date of grant, such exercise price shall be not less than 110% of fair market value on the date of grant, and the option period may not exceed five years. NQOs granted under the 2000 Plan must have an exercise price of not less than 85% of the fair market value of a share of common stock on the date the NQO is granted.



    Options may be exercised during a period of time fixed by the committee except that no option may be exercised more than ten years after the date of grant. In the discretion of the committee, payment of the purchase price for the shares of stock acquired through the exercise of an option may be made in cash, shares of our common stock or a combination of cash and shares of our common stock.



AMENDMENT AND TERMINATION



    The 2000 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the Board. However, the Board may not materially impair any outstanding options without the express consent of the optionee or materially increase the number of shares subject to the 2000 Plan, materially increase the benefits to optionees under the 2000 Plan, materially modify the requirements as to eligibility to participate in the 2000 Plan or alter the method of determining the option exercise price without stockholder approval. No option may be granted under the 2000 Plan after November 14, 2010.



FEDERAL INCOME TAX CONSEQUENCES



    NQOS



    Holders of NQOs do not realize income as a result of a grant of the option, but normally realize compensation income upon exercise of an NQO to the extent that the fair market value of the shares of common stock on the date of exercise of the NQO exceeds the exercise price paid. We will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NQO.



    In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his or her option.



    ISOS



    Holders of ISOs will not be considered to have received taxable income upon either the grant of the option or its exercise. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the option exercise price paid if no disposition of the shares has taken place within either two years from the date of grant of the option or one year from the date of transfer of the shares to the optionee upon exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the holder of the ISO must include the gain realized as ordinary income to the extent of the lesser of the fair market value of the option stock minus the option price, or the amount realized minus the option price. Any gain in excess of these amounts, presumably, will be treated as capital gain. We will be entitled to a tax deduction in regard to an ISO only to the extent the optionee has ordinary income upon the sale or other disposition of the option shares.



    Upon the exercise of an ISO, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of prior to the expiration of the one-year or two-year periods described above, there should be no "item of tax preference" arising from the option exercise.



POSSIBLE ANTI-TAKEOVER EFFECTS



    Although not intended as an anti-takeover measure by the Board, one of the possible effects of the 2000 Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of the directors and officers of our company. Such persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such attempt.



    In addition, options may, in the discretion of the committee, contain a provision providing for the acceleration of the exercisability of outstanding, but unexercisable, installments upon the first public announcement of a tender offer, merger, consolidation, sale of all or substantially all of our assets, or other attempted changes in the control of our company. In the opinion of the Board, such an acceleration provision merely ensures that optionees under the 2000 Plan will be able to exercise their options as intended by the Board and stockholders prior to any such extraordinary corporate transaction which might serve to limit or restrict such right. The Board is, however, presently unaware of any threat of hostile takeover involving our company.



REGISTRATION OF SHARES ISSUED UNDER THE 2000 PLAN



    We intend that the shares to be reserved for and issued under the 2000 Plan may be registered under the Securities Act of 1933, as amended. Such registration, if completed, would in most cases permit the unrestricted resale in the public market of shares issued pursuant to the 2000 Plan. We intend to file a registration statement on Form S-8 in the near future to register the resale of all shares issuable pursuant to the exercise of options that may have been or may be issued under the 2000 Plan.



RECOMMENDATION AND REQUIRED VOTE



    The favorable vote of a majority of the shares of common stock present in person or represented by Proxy at the special meeting is required to approve the 2000 Plan. As noted, the Board has approved the 2000 Plan. Stockholders should be aware, however, that the Board may be viewed as having a conflict of interest in approving, and recommending that stockholders approve, the 2000 Plan. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE 2000 PLAN.

COMPENSATION OF EXECUTIVE OFFICERS



    The following table sets forth information concerning compensation paid to our Chief Executive Officer and each of our other executive officers who received an annual salary and bonus of more than $100,000 for services rendered to us during the years ended December 31, 1999, 1998 and 1997:



                           SUMMARY COMPENSATION TABLE



                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                            AWARD
                                                         ANNUAL          ------------
                                                      COMPENSATION        SECURITIES
                                                   -------------------    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                          YEAR      SALARY      OPTIONS      COMPENSATION(1)
---------------------------                        --------   --------   ------------   ---------------
Carmine T. Oliva, ...............................    1999     $198,872           --              --
  President and Chief Executive                      1998     $198,872           --              --
  Officer(2)                                         1997     $214,301           --              --
James P. Butler, ................................    1999     $122,769           --              --
  Former Chief Financial Officer(3)                  1998     $125,000       40,000              --
                                                     1997     $ 44,377       75,000              --
Graham Jefferies, ...............................    1999     $114,192       60,000          $5,116
  Executive Vice President and                       1998     $ 98,918       30,000          $5,567
  Chief Operating Officer of                         1997     $ 95,755           --          $6,527
  Telecommunications Group(4)
Randolph D. Foote, ..............................    1999     $ 23,267       50,000              --
  Senior Vice President,                             1998           --           --              --
  Chief Financial Officer(5)                         1997           --           --              --


------------------------


(1) Consists of contributions to Mr. Jefferies' retirement plan.



(2) Carmine T. Oliva became Chairman and Chief Executive Officer on March 26, 1997, upon Jack Talan's resignation concurrent with the merger of MicroTel International, Inc. with XIT. Mr. Oliva's salary does not include payments of $45,333 in 1997 of voluntarily deferred salary from years prior to 1997.



(3) Mr. Butler resigned as our Chief Financial Officer on October 4, 1999.



(4) Mr. Jefferies was appointed Executive Vice President and Chief Operating Officer of our worldwide Telecommunications Group on October 21, 1999. Mr. Jefferies is based in the United Kingdom and receives his remuneration in British pounds. The compensation amounts listed for Mr. Jefferies are shown in United States dollars, converted from British pounds using the average conversion rates in effect during the time periods of compensation.



(5) Randolph D. Foote was appointed Senior Vice President and Chief Financial Officer on October 4, 1999, following receipt of notification of the resignation of our former Chief Financial Officer, James P. Butler.

                       OPTION GRANTS IN LAST FISCAL YEAR



    The following table provides information regarding option grants in the year ended December 31, 1999 to the named executive officers. We did not grant any stock appreciation rights in the year ended December 31, 1999.



                                                                                                      POTENTIAL
                                                                                                  REALIZABLE VALUE
                                                          PERCENT                                    AT ASSUMED
                                                         OF TOTAL                                   ANNUAL RATES
                                                          OPTIONS                                     OF STOCK
                                            NUMBER OF     GRANTED                                       PRICE
                                            SECURITIES    TO ALL                                  APPRECIATION FOR
                                            UNDERLYING   EMPLOYEES     EXERCISE                    OPTION TERM(2)
                                             OPTIONS     IN FISCAL      PRICE       EXPIRATION   -------------------
NAME                           GRANT DATE    GRANTED       YEAR      ($/SHARE)(1)      DATE       5% ($)    10% ($)
----                           ----------   ----------   ---------   ------------   ----------   --------   --------
Carmine T. Oliva.............          --         --         --            --               --       --          --
Randolph D. Foote............  11/15/1999     50,000       11.6%         0.20       11/15/2009    6,289      15,937
Graham Jefferies.............  11/15/1999     60,000       14.0%         0.20       11/15/2006    7,547      19,125
James P. Butler(3)...........          --         --         --            --               --       --          --


------------------------


(1) The option was granted at an exercise price equal to the closing price of a share of common stock on the grant date.



(2) Pursuant to applicable regulations, these amounts represent certain assumed rates of appreciation only. Actual gain, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions. The amounts reflected in this table may not necessarily be achieved.



(3) Mr. Butler resigned as our Chief Financial Officer on October 4, 1999.



                  OPTION EXERCISES AND FISCAL YEAR-END VALUES



    The following table provides information regarding option exercises in the year ended December 31, 1999 by the named executive officers and the value of unexercised options held by the named executive officers as of December 31, 1999.



                                                                    NUMBER OF
                                                              SECURITIES UNDERLYING       VALUE ($) OF UNEXERCISED
                                                             UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                    SHARES                      DECEMBER 31, 1999           DECEMBER 31, 1999(1)
                                  ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                               EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                              -----------   --------   -----------   -------------   -----------   -------------
Carmine T. Oliva................          --         --      130,633             --             --             --
Randolph D. Foote...............          --         --       25,000         25,000          5,938          5,938
Graham Jefferies................          --         --       96,287         30,000          7,125          7,125
James P. Butler(2)..............          --         --      115,000             --             --             --


------------------------


(1) The closing price of our common stock on December 31, 1999 on the OTC Bulletin Board was $.4375 per share.



(2) Mr. Butler resigned as our Chief Financial Officer on October 4, 1999.



EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS



    CARMINE T. OLIVA



    Pursuant to an employment agreement dated January 1, 1996, Carmine T. Oliva was employed as Chairman, President and Chief Executive Officer of XIT Corporation for a term of five years at an annual salary of $250,000. In July 1996, Mr. Oliva voluntarily agreed to abate a portion of his annual salary in connection with XIT Corporation's salary abatement program then in effect. On May 6, 1997, the Board voted to assume the obligations of XIT Corporation under this agreement in light of the appointment of Mr. Oliva to the positions of Chairman of the Board, President and Chief Executive Officer of our company on March 26, 1997.



    On October 15, 1997, we entered into a replacement agreement with Mr. Oliva on substantially the same terms and conditions as the prior agreement. The replacement agreement is subject to automatic renewal for three successive two-year terms commencing on October 15, 2002, unless, during the required notice periods (which run from August 15 to October 15 of the year preceding the year in which a two-year renewal period is to begin), either party gives written notice of its desire not to renew. The agreement provides that Mr. Oliva's salary was to continue at the abated amount of $198,865 per annum until such time as we have reported two consecutive profitable quarters during the term of the agreement or any renewals thereof, at which time his salary was to increase to its pre-abatement level of $250,000 per annum. Based on our unaudited quarterly financial statements, this increase to $250,000 occurred effective as of November 1, 2000.



    If the Board makes a substantial addition to or reduction of Mr. Oliva's duties, Mr. Oliva may resign upon written notice given within 30 days of the change in duties. Within 30 days after the effective date of a resignation under these circumstances, we will be obligated to pay to Mr. Oliva the value of three years of his annual salary.



    If we terminate Mr. Oliva for cause, our obligation to pay any further compensation, severance allowance, or other amounts payable under the agreement terminates on the date of such termination. If we terminate Mr. Oliva without cause (including by ceasing our operations due to bankruptcy or by our general inability to meet our obligations as they become due), we must provide him with 60 days' prior written notice. If the termination without cause occurs prior to the expiration of the initial term of the agreement on October 15, 2002, Mr. Oliva will be entitled to be paid his annual salary for two and one-half years following the termination. If the termination occurs during a renewal period, Mr. Oliva will be entitled to be paid his annual salary through the expiration of the particular renewal period, and to be paid all other amounts payable under the agreement.



    We may terminate the agreement upon 30 days' written notice in the event of a merger or reorganization in which our stockholders immediately prior to the merger or reorganization receive less than 50% of the outstanding voting shares of the successor corporation and in the event of a sale of all or substantially all of our assets or a sale, exchange or other disposition of two-thirds or more of our outstanding capital stock. If Mr. Oliva is terminated without cause within two years following a change of control, then:



    - if the termination occurs prior to the expiration of the initial term of the agreement on October 15, 2002, Mr. Oliva will be entitled to be paid his annual salary and all other amounts payable under the agreement for two and one-half years following the termination, which amounts shall be payable at his election in a lump sum within 30 days after the termination or in installments;



    - if the termination occurs during a renewal period, Mr. Oliva will be entitled to be paid his annual salary through the expiration of the particular renewal period, and to be paid all other amounts payable under the agreement;



    - Mr. Oliva will be entitled to receive the average of his annual executive bonuses awarded to him in the three years preceding his termination, over the same time span and under the same conditions as his annual salary;



    - Mr. Oliva will be entitled to receive any executive bonus awarded but not yet paid; and

    - Mr. Oliva will continue to receive coverage in all benefit programs in which he was participating on the date of his termination until the earlier of the end of the initial term or renewal term in which the termination occurred and the date he receives equivalent coverage and benefits under plans and programs of a subsequent employer.



    If Mr. Oliva dies during the term of the agreement, amounts payable under the agreement to or for the benefit of Mr. Oliva will continue to be payable to Mr. Oliva's designee or legal representatives for one year following his death. If Mr. Oliva is unable to substantially perform his duties under the agreement for an aggregate of 180 days in any 18-month period, we may terminate the agreement by ten days' prior written notice to Mr. Oliva following the 180th day of disability; provided, however, that we must continue to pay amounts payable under the agreement to or for the benefit of Mr. Oliva for two years following the effective date of the termination.



    If the agreement is terminated for any reason and unless otherwise agreed to by Mr. Oliva and us, then in addition to any other severance payments to which Mr. Oliva is entitled, we must continue to pay Mr. Oliva's annual salary until:



    - all obligations incurred by Mr. Oliva on our behalf, including any lease obligations signed by Mr. Oliva related to the performance of his duties under the agreement, have been voided or fully assumed by us or our successor;



    - all loan collateral pledged by Mr. Oliva has been returned to Mr. Oliva;
      and



    - all personal property of Mr. Oliva has been returned to Mr. Oliva's principal place of residence at our expense.



    The agreement provides that we will furnish a life insurance policy on Mr. Oliva's life, in the amount of $1 million, payable to Mr. Oliva's estate in the event of his death during the term of the agreement. This benefit is in return for, and is intended to protect Mr. Oliva's estate from financial loss arising from any and all personal guarantees that Mr. Oliva provided in favor of us, as required by various corporate lenders. This benefit is also intended to enable Mr. Oliva's estate to exercise all warrants and options to purchase shares of our common stock.



    As a condition to his entry into the employment agreement, Mr. Oliva received a warrant to purchase up to 250,000 shares of our common stock at an exercise price of $3.45 per share, exercisable at any time prior to 5:00 p.m. New York City time on October 14, 2002. In February 2000, Mr. Oliva exchanged this warrant for a warrant to purchase up to 125,000 shares of common stock at an exercise price of $1.725 per share in an exchange offer made to all holders of warrants with exercise prices exceeding $1.00.



    GRAHAM JEFFERIES



    On May 1, 1998, we entered into an employment agreement with Mr. Jefferies for a term of two years at an initial annual salary of 67,000 British pounds (approximately $106,500 at the then current exchange rates) that is subject to automatic renewal for two successive one-year terms commencing on May 1, 2000. Mr. Jefferies was to act as Managing Director of XCEL Corporation, Ltd. and to perform additional services as may be approved by the Board.



    If the Board makes a substantial addition to or reduction of Mr. Jefferies' duties, Mr. Jefferies may resign upon written notice given within 30 days of the change in duties. Within 30 days after the effective date of a resignation under these circumstances, we will be obligated to pay to Mr. Jefferies the value of one year of his annual salary.

    If we terminate Mr. Jefferies for cause, our obligation to pay any further compensation, severance allowance, or other amounts payable under the agreement terminates on the date of such termination. If we terminate Mr. Jefferies without cause (including by ceasing our operations due to bankruptcy or by our general inability to meet our obligations as they become due), we must provide him with 60 days' prior written notice. Mr. Jefferies will be entitled to be paid his annual salary through the expiration of the current renewal period, and to be paid all other amounts payable under the agreement.



    We may terminate the agreement upon 30 days' written notice in the event of a merger or reorganization in which our stockholders immediately prior to the merger or reorganization receive less than 50% of the outstanding voting shares of the successor corporation and in the event of a sale of all or substantially all of our assets or a sale, exchange or other disposition of two-thirds or more of our outstanding capital stock. If Mr. Jefferies is terminated without cause within two years following a change of control, then:



    - Mr. Jefferies will be entitled to be paid his annual salary through the expiration of the current renewal period, and to be paid all other amounts payable under the agreement;



    - Mr. Jefferies will be entitled to receive the average of his annual executive bonuses awarded to him in the three years preceding his termination, over the same time span and under the same conditions as his annual salary;



    - Mr. Jefferies will be entitled to receive any executive bonus awarded but not yet paid; and



    - Mr. Jefferies will continue to receive coverage in all benefit programs in which he was participating on the date of his termination until the earlier of the end of the current renewal term and the date he receives equivalent coverage and benefits under plans and programs of a subsequent employer.



    If Mr. Jefferies dies during the term of the agreement, amounts payable under the agreement to or for the benefit of Mr. Jefferies will continue to be payable to Mr. Jefferies' designee or legal representatives for one year following his death. If Mr. Jefferies is unable to substantially perform his duties under the agreement for an aggregate of 180 days in any 18-month period, we may terminate the agreement by ten days' prior written notice to Mr. Jefferies following the 180th day of disability; provided, however, that we must continue to pay amounts payable under the agreement to or for the benefit of Mr. Jefferies for one year following the effective date of the termination.



BOARD COMMITTEES



    The Board currently has an audit committee, an executive compensation and management development committee and a nominating committee.



    The audit committee makes recommendations to the Board regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, reviews our financial statements for each interim period, and reviews and evaluates our internal audit and control functions. From January 1, 1999 through June 25, 1999, this committee consisted of David Barrett, a former director of our company, and Laurence Finnegan. Since June 26, 1999, this committee has consisted solely of Laurence Finnegan.



    The executive compensation and management development committee is responsible for establishing and administering our policies involving the compensation of all of our executive officers and establishing and recommending to the Board the terms and conditions of all employee and consultant compensation and benefit plans. From January 1, 1999 through June 25, 1999, this committee consisted of David Barrett, a former director of our company, and Robert B. Runyon. Since June 26, 1999, this committee has consisted of
Robert B. Runyon and Laurence Finnegan.



    The nominating committee selects nominees for the Board. Since January, 2000, the nominating committee has consisted of Robert B. Runyon.

COMPENSATION OF DIRECTORS



    Each non-employee director is entitled to receive $1,000 per quarter as compensation for their services. We reimburse all directors for out-of-pocket expenses incurred in connection with attendance at board and committee meetings. We may periodically award options or warrants to our directors under our existing option and incentive plans and otherwise.



    Mr. Runyon acts as a consultant to our company in the areas of strategy development, business and organizational planning, human resources recruiting and development and administrative systems. During 1999, Mr. Runyon received approximately $1,670 in consulting fees and expenses. Also, additional consulting fees and expenses totaling $9,441 were accrued during 1999 but have not yet been paid. During 1999, we also paid premiums of $2,793 for life insurance on Mr. Runyon for the benefit of his spouse, $30 for life insurance on Mr. Runyon's spouse for the benefit of Mr. Runyon, and $3,534 for health insurance.



    On July 25, 2000, Mr. Runyon and Mr. Finnegan each received an option to purchase 100,000 shares of common stock at $.50 per share under our 1997 Plan, which option vests in two equal semi-annual installments commencing on January 25, 2001 and expires on July 25, 2010.



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION



    No member of the Board has a relationship that would constitute an interlocking relationship with executive officers and directors of another entity.



BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION



    This report is provided by the executive compensation and management development committee of the Board of Directors to assist stockholders in understanding the Company's objectives, policies and procedures in establishing its executive compensation structure and system. The committee is responsible for (a) reviewing and approving base salaries, bonuses and incentive awards for all executive officers, (b) reviewing and establishing the base salary, bonuses and incentive awards for the Chief Executive Officer, and (c) reviewing, approving and recommending to the Board of Directors, the content, terms and conditions of all employee compensation and benefit plans, or changes thereto.



    The compensation philosophy and policy of the Company is based upon four central objectives:



    - To provide an executive compensation structure and system which is both competitive in the outside industrial marketplace and also internally equitable based upon the weight and level of responsibilities in the respective executive positions.



    - To attract, retain and motivate qualified executives within this structure, and reward them for outstanding performance-to-objectives and business results through financial and other appropriates management incentives.



    - To align the Company's financial results and the compensation paid to the Company's executive officers with the enhancement of stockholder value.



    - To structure the Company's compensation policy so that executive officers' compensation is dependent, in one part, on the achievement of its current year business plan objectives, and in another part, on the long term increase in company net worth and the resultant improvement in shareholder value, and to maintain an appropriate balance between short and long range performance objectives, over time.



    The Company's compensation programs consistent of base salary, an annual incentive bonus, and the award of stock options and other equity-based incentives. The base salary is targeted to recognize each executive's unique value and historical contributions to the success of the Company in light of the industry salary norms for the equivalent position in the relevant market. The executive compensation and management development committee reviews the compensation of the Chief Executive Officer, and with the Chief Executive Officer, the base compensation of all executive officers and other key employees on an annual basis to assure that a competitive position is maintained.



    The annual incentive bonus is based upon actual performance compared to pre-established quantitative and qualitative performance objectives, derived from the Company's business plan and operating budgets, which can include Company, operative subsidiary/division and individual components.



    To further align the financial interests of the executive with those of the Company and its stockholders, the long range executive incentive program is primarily equity-based, and provides the opportunity for the executive to earn stock options and thereby benefit, along with all stockholders, from performance-driven advancement of share value in the marketplace.



    Within the controlling corporate policy direction of the executive compensation and management development committee and the Board of Directors, the equity incentive program (1997 Stock Incentive Plan) includes (a) the criteria for option awards, (b) the number of shares and timing of option grants, (c) internal equity in terms of grantee levels of responsibility and potential to impact Company performance, (d) measured consistency within the competitive marketplaces, (e) relation to financial results, (f) the mutuality of interest between grantee and shareholders, and (g) the essential objectives, processes and controls.



    The Company also maintains certain other executive benefits that are considered necessary in order to offer fully competitive opportunities to its executives. These include, but are not limited to, 401(k) retirement savings plans, profit sharing opportunities, car allowances, employment agreements, and indemnification agreements.



    In 1997, all Company compensation policies, programs and procedures were revised and updated to recognize the new and changed conditions resulting from the merger of privately held XIT Corporation and publicly traded MicroTel International, Inc., which was effective March 26, 1997, and to position the new MicroTel entity for its future growth and development. The compensation Committee will continue to monitor and evaluate the executive compensation system and its application throughout the organization to assure that it continues to reflect the Company's compensation philosophy and objectives.



    The base salary of Carmine T. Oliva, Chairman and Chief Executive Officer, is targeted to fairly recognize his unique leadership skills and management responsibilities compared to similarly positioned executives in the industry and general marketplaces. The criteria for measurement includes data available from objective, professionally conducted market studies, integrated with additional competitive intelligence secured from a range of industry and general market sources.



    The Committee has determined that no increase in base salary for Mr. Oliva would be considered until the Company's cash flow can be significantly strengthened. Also, no bonus was paid to Mr. Oliva or to other executive officers for 1999, as corporate financial performance fell short of objectives.



    However, to assure strength and continuity in the office of the Chief Executive, Mr. Oliva's employment contract was renegotiated, and the new agreement became effective in October 1997. The agreement is based on a five-year commitment, with three successive two-year automatic renewals, predicated upon a mutual agreement between the Company and Mr. Oliva at those times.



                                          Respectfully submitted,
                                          Executive Compensation and Management
                                          Development Committee
                                          MicroTel International, Inc.
                                          Robert B. Runyon, Chairman

PERFORMANCE GRAPH



    Set forth below is a line graph comparing the cumulative total stockholder return on our common stock, based on its market price with the cumulative total return on companies on the Nasdaq Stock Market (U.S.) and the Nasdaq Telecom Index, assuming reinvestment of dividends for the period beginning December 31, 1994 through our fiscal year ended December 31, 1999. This graph assumes that the value of the investment in our common stock and each of the comparison groups was $100 on December 31, 1994.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MICROTEL        NASDAQ STOCK         NASDAQ
       International, Inc.  Market (U.S.)  Telecommunications
12/94              $100.00        $100.00             $100.00
12/95              $181.82        $141.33             $130.91
12/96               $43.64        $173.89             $133.86
12/97               $43.64        $213.07             $195.75
12/98               $19.09        $300.25             $322.30
12/99               $12.74        $542.43             $561.27


          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                            CUMULATIVE TOTAL RETURN



                                         12/94      12/95      12/96      12/97      12/98      12/99
                                        --------   --------   --------   --------   --------   --------
MicroTel International, Inc...........  $100.00    $181.82    $ 43.64    $ 43.64    $ 19.09    $ 12.74
Nasdaq Stock Market (U.S.)............   100.00     141.33     173.89     213.07     300.25     542.43
Nasdaq Telecommunications.............   100.00     130.91     133.86     195.75     322.30     561.27



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



    The following table sets forth information regarding beneficial ownership of our common stock as of October 5, 2000 by:



    - each person who is known by us to beneficially own more than five percent, in the aggregate, of the outstanding shares of our common stock;



    - each of our directors and each of the executive officers named in the Summary Compensation Table; and



    - all of our directors and executive officers as a group.



    Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to the table, we believe each selling security holder possesses sole voting and investment power with respect to all of the shares of common stock owned by such selling security holder, subject to community property laws where applicable. In computing the number of shares beneficially owned by a selling security holder and the percentage ownership of that selling security holder, shares of common stock subject to options or warrants held by that person that are currently exercisable or are exercisable within 60 days after the date of the table are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group. On October 5, 2000, there were 20,569,549 shares of our common stock outstanding.



                                                                       AMOUNT AND
                                                                       NATURE OF          PERCENT OF
NAME OF BENEFICIAL OWNER                       TITLE OF CLASS     BENEFICIAL OWNERSHIP   COMMON STOCK
------------------------                     ------------------   --------------------   ------------
Orbit II Partners, L.P.....................              Common         2,838,810(1)         13.77%
Carmine T. Oliva...........................              Common         1,597,092(2)          7.58%
                                                 Series A Stock                 1             4.00%
Robert B. Runyon...........................              Common           238,155(3)          1.15%
Laurence P. Finnegan, Jr...................              Common            44,171(4)             *
Graham Jefferies...........................              Common           129,563(5)             *
Randolph D. Foote..........................              Common            55,000(6)             *
James P. Butler............................              Common                --(7)            --
All directors and executive
  officers as a group (5 persons)..........              Common         2,063,981(8)          9.69%
                                                 Series A Stock                 1             4.00 %


------------------------


*   Less than 1.00%



(1) Includes 43,125 shares of common stock issuable upon exercise of warrants issued to Orbit II Partners, L.P. Alan S. MacKenzie, Jr., David N. Marino and Joel S. Kraut are: the managing partners of Orbit II Partners, L.P., an NASD-registered broker-dealer and member of the American Stock Exchange; the managing members of MKM Partners, LLC, an NASD-registered broker-dealer and member of the Pacific Stock Exchange; and general partners of OTAF Business Partners, a general partnership that has a controlling interest in Blackwood Securities, LLC, an NASD member. The address for Orbit II Partners, L.P. is 2 Rector Street, 16th Floor, New York, New York 10006.



(2) Includes 81,889 shares of common stock held individually by Mr. Oliva's wife. Also includes 130,633 shares of common stock issuable upon exercise of options, 345,185 shares issuable upon exercise of warrants and 22,500 shares of common stock issuable upon conversion of Series A Stock. Mr. Oliva is a director and the Chairman of the Board, President and Chief Executive Officer of our company. Mr. Oliva's address is c/o MicroTel International, Inc., 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730.



(3) Includes 58,060 shares issuable upon exercise of options. Mr. Runyon is a director and the Secretary of our company.



(4) Mr. Finnegan is a director of our company.



(5) Includes 126,287 shares of common stock issuable upon exercise of options. Mr. Jefferies is the Executive Vice President and Chief Operating Officer of our Telecommunications Group.



(6) Includes 50,000 shares of common stock issuable upon exercise of options. Mr. Foote is the Senior Vice President and Chief Financial Officer of our company.



(7) Mr. Butler is the former Chief Financial Officer of our company and is named as an executive officer in the Summary Compensation Table.



(8) Includes 364,980 shares of common stock issuable upon exercise of options, 345,185 shares of common stock issuable upon exercise of warrants and 22,500 shares of common stock issuable upon conversion of Series A Stock.

                                   PROPOSAL 3
         APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS,
               PREFERENCES AND RIGHTS OF SERIES A PREFERRED STOCK



    In May 1998, we created the Series A Stock by filing a Certificate of Designations, Preferences and Rights of Preferred Stock with the Delaware Secretary of State (the "Original Certificate"). Effective as of November 14, 2000, the Board approved by action taken without a meeting of directors by written consent, an Amended and Restated Certificate of Designations, Preferences and Rights relating to our Series A Stock (the "Amended and Restated Certificate"). The Amended and Restated Certificate, if approved by the stockholders, will reduce the number of authorized shares of Series A Stock from 250 to 200 shares, change the conversion price of the Series A Stock and correct certain errors contained in the Original Certificate. The Original Certificate provides that each outstanding share of Series A Stock is convertible into shares of common stock at the conversion price of $10,000 divided by the lesser of $1.26 and 100% of the arithmetic average of the three lowest closing bid prices of our common stock over the 40 trading days prior to the date of conversion. However, no more than 20% of the aggregate number of shares of Series A Stock owned by any single holder may be converted in any 30-day period. The Amended and Restated Certificate provides that each share of Series A Stock is convertible into 50,530 shares of common stock.



    The Board is now seeking the approval by the holders of common stock and Series A Stock of the Amended and Restated Certificate, the full text of which is attached to this Proxy Statement as EXHIBIT C. If stockholder approval is received, we will file with the Delaware Secretary of State, the Amended and Restated Certificate.



RECOMMENDATION AND REQUIRED VOTE



    The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by Proxy at the special meeting, and the affirmative vote of the holders of a majority of the shares of Series A Stock present in person or represented by Proxy at the special meeting, voting separately as a class, are required for the approval of this proposal. THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE.

                                   PROPOSAL 4
                      RATIFICATION OF INDEPENDENT AUDITORS



    The Board appointed the firm of BDO Seidman, LLP, as our independent public auditors for the year ended December 31, 2000, and is asking the stockholders to ratify this appointment. A representative of BDO Seidman, LLP is expected to be present at the special meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.



RECOMMENDATION



    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS OUR INDEPENDENT PUBLIC AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2000.



                                 OTHER MATTERS



    The Board knows of no matter to come before the special meeting other than as specified herein. If other business should, however, be properly brought before such meeting, the persons voting the proxies will vote them in accordance with their best judgment.



                      SUBMISSION OF STOCKHOLDER PROPOSALS



    Stockholders are advised that any stockholder proposal intended for consideration at the next annual meeting of stockholders must be received by us at the address set forth on the first page of this Proxy Statement no later than
           ,     to be included in the proxy material for the 2001 annual
meeting. It is recommended that stockholders submitting proposals direct them to our Chief Financial Officer and utilize certified mail, return-receipt requested, in order to ensure proof of timely delivery.



                                 ANNUAL REPORT



    A copy of the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1999, as filed with the Securities and Exchange Commission, is available without charge by writing to: MicroTel International, Inc., 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730, ATTENTION: Chief Financial Officer



    STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.



                                          By Order of the Board of Directors
                                          Robert B. Runyon, Secretary



Rancho Cucamonga, California
           , 2000

                                   EXHIBIT A
           CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

         Carmine T. Oliva and Robert B. Runyon certify that:

         1. They are the president and secretary, respectively, of MicroTel International, Inc., a Delaware corporation (the "Corporation").

         2. Article Fourth of the Certificate of Incorporation of the Corporation is amended and restated to read in its entirety as follows:

             "FOURTH: The aggregate number of shares of all classes of capital stock which the Company has the authority to issue is sixty million (60,000,000), which is divided into two classes as follows:

                  Fifty Million (50,000,000) shares of Common Stock ("Common
             Stock") with a par value of 1/3 cent per share, and

                  Ten Million (10,000,000) shares of Preferred Stock
             ("Preferred Stock") with a par value of $.01 per share.

             The designations, voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of the Preferred Stock is as follows:

             (1)  Issuance in Series.

                  Shares of Preferred Stock may be issued in one or more
             series at such time or times, and for such considerations as the Board of Directors may determine. All shares of any one series of Preferred Stock will be identical with each other in all respects, except that shares of one series issued at different times may differ as to dates from which dividends thereon may be cumulative. All series will rank equally and be identical in all respects, except as permitted by the following provisions of paragraph 2 of this Article FOURTH.

             (2)  Authority of the Board with Respect to Series.

                  The Board of Directors is authorized, at any time and from time to time, to provide for the issuance of the shares of Preferred

             Stock in one or more series with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in this Certificate of Incorporation or any amendment hereto including, but not limited to, determination of any of the following:

                       (i) The number of shares constituting that series and the distinctive designation of that series;

                       (ii) The dividend rate or rates on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, the payment date or dates for dividends and the relative rights of priority, if any, of payment of dividends on shares of that series;

                       (iii) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                       (iv) Whether that series shall have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

                       (v) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                       (vi) Whether that series shall have a sinking or retirement fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking or retirement fund;

                       (vii) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the relative rights of priority, if any, of payment of shares of that series;

                       (viii) Any other preferences, privileges and powers, and
             relative participating, optional or other special rights, and qualifications, limitations or restrictions of a series, as the Board of Directors may deem advisable and are not inconsistent with the provisions of this Certificate of Incorporation.

             (3)  Dividends.

                  Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment in accordance with their respective preferential and relative rights before any dividends shall be paid or declared and set apart for payment on the outstanding shares of Common Stock with respect to the same dividend period.

             (4)  Liquidation.

                  If upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential and relative amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

             (5)  Reacquired Shares.

                  Shares of Preferred Stock which have been issued and
             reacquired in any manner by the Company (excluding, until the Company elects to retire them, shares which are held as treasury shares but including shares redeemed, shares purchased and retired, and shares which have been converted into shares of Common Stock) will have the status of authorized and unissued shares of Preferred Stock and may be reissued.

             (6)  Voting Rights.

                  Shares of Preferred Stock shall each have the number of votes provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock, or as otherwise required by law. Unless and except to the extent otherwise required by law or provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock, the holders of the Preferred Stock shall have no voting power with respect to any matter whatsoever."

         3. The foregoing amendment to the Certificate of Incorporation of the Corporation has been duly approved by the Board of Directors of the Corporation.

         4. Pursuant to Sections 228(a) and 242 of the Delaware General Corporation law, approval of the stockholders holding a majority of the Common Stock was duly obtained at a Special Meeting of Stockholders of the Corporation held on January 16, 2001.

         IN WITNESS WHEREOF, this Certificate of Amendment of Certificate of Incorporation has been signed by the President and Secretary of this Corporation as of November 20, 2000.

                                     --------------------------------
                                     Carmine T. Oliva, President

                                     --------------------------------
                                     Robert B. Runyon, Secretary

                                    EXHIBIT B

                                   2000 PLAN

                          MICROTEL INTERNATIONAL, INC.

                             2000 STOCK OPTION PLAN

         1. PURPOSE OF THE PLAN. The purpose of this 2000 Stock Option Plan (the "Plan") of MicroTel International, Inc., a Delaware corporation (the "Company"), is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified directors and key personnel. The Plan is intended to advance the interests of the Company by affording to directors and key employees, upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by consultants and employees of companies that do business with the Company. For purposes of this Plan, the term Company shall include subsidiaries, if any, of the Company.

         2. LEGAL COMPLIANCE. It is the intent of the Plan that all options granted under it ("Options") shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, that ISOs shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the Option. All Options that are not so identified as ISOs are intended to be NQOs. In addition, the Plan provides for the grant of NQOs to consultants and employees of companies that do business with the Company. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.

         3.  ADMINISTRATION OF THE PLAN.

                  3.1 PLAN COMMITTEE. The Plan shall be administered by the Company's Executive Compensation and Management Development Committee ("Committee"), whose members shall be appointed from time to time by the Board of Directors of the Company ("Board") and shall be directors of the Company. Notwithstanding the foregoing, the Board may act as the Committee and administer the Plan at any time or from time to time.

                  3.2 GRANTS OF OPTIONS BY THE COMMITTEE. In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("Optionees"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period. The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in SECTION 7. Such option agreement may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3.

                  3.3 COMMITTEE PROCEDURES. The Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by written consent of Committee members without a meeting.

                  3.4 FINALITY OF COMMITTEE ACTION. The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its stockholders, the Committee and each of the members of the Committee, and the directors, officers and employees of the Company, including Optionees and their respective successors in interest.

                  3.5 NON-LIABILITY OF COMMITTEE MEMBERS. No Committee member shall be liable for any action or determination made by him or her in good faith with respect to the Plan or any Option granted under it.

         4. BOARD POWER TO AMEND, SUSPEND, OR TERMINATE THE PLAN. The Board may, from time to time, make such changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its stockholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion. Notwithstanding the foregoing, no such change, addition, suspension, or termination by the Board shall (i) materially impair any option previously granted under the Plan without the express written consent of the optionee; or (ii) materially increase the number of shares subject to the Plan, materially increase the benefits accruing to optionees under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the option exercise price described in
SECTION 8, without stockholder approval.

         5. SHARES SUBJECT TO THE PLAN. For purposes of the Plan, the Committee is authorized to grant Options for up to 2,000,000 shares of the Company's common stock ("Common Stock"), or the number and kind of shares of stock or other securities which, in accordance with SECTION 13, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted. The Committee is authorized to grant Options under the Plan with respect to such shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

         6. OPTIONEES. Options shall be granted only to officers, directors or key employees of the Company or consultants or employees of companies that do business with the Company designated by the Committee from time to time as Optionees. Any Optionee may hold more than one option to purchase Common Stock, whether such option is an Option held pursuant to the Plan or otherwise. An Optionee who is an employee of the Company ("Employee Optionee") and who holds an Option must remain a continuous full or part-time employee of the Company from the time of grant of the Option to him until the time of its exercise, except as provided in SECTION 10.3.

         7. GRANTS OF OPTIONS. The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or an NQO. The terms and conditions of Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, shall determine as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an Optionee, a written option agreement evidencing such Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of such Option. Such option agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grants under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date of such resolution. Notwithstanding the foregoing, unless the Committee consists solely of non-employee directors, any Option granted to an executive officer, director or 10% beneficial owner for purposes of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 of the 1934 Act"), shall either be (a) conditioned upon the Optionee's agreement not to sell the shares of Common Stock underlying the Option for at least six months after the date of grant or (b) approved by the entire Board or by the stockholders of the Company.

         8. OPTION EXERCISE PRICE. The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than 100% of the Fair Market Value (as hereinafter defined) of one share of the optioned Common Stock on the date on which the Option is granted. No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of such ISO is at least equal to 110% of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than 85% of the Fair Market Value on the date on which the NQO is granted, as determined by the Committee. For purposes of the Plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day immediately preceding such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Company's Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Common Stock is then listed as a National Market Issue under the Nasdaq National Market System) or the Over-the-Counter Bulletin Board system or (2) the closing representative bid price (in all other cases) for the Common Stock on the day immediately preceding such date as reported by Nasdaq or such successor quotation system; or
(iii) if the Company's Common

Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the closing bid price for the Common Stock on such date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

         9. CEILING OF ISO GRANTS. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. If an Optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

         10. DURATION, EXERCISABILITY, AND TERMINATION OF OPTIONS.

                  10.1 OPTION PERIOD. The option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the option period exceed ten years from the date on which the Option is granted, or five years in the case of a grant of an ISO to an Optionee who is a 10% stockholder at the date on which the Option is granted as described in SECTION 8.

                  10.2 EXERCISABILITY OF OPTIONS. Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Committee.

                  10.3 TERMINATION OF OPTIONS DUE TO TERMINATION OF EMPLOYMENT, DISABILITY, OR DEATH OF OPTIONEE; TERMINATION FOR "CAUSE", OR RESIGNATION IN VIOLATION OF AN EMPLOYMENT AGREEMENT. All Options granted under the Plan to any Employee Optionee shall terminate and may no longer be exercised if the Employee Optionee ceases, at any time during the period between the grant of the Option and its exercise, to be an employee of the Company; provided, however, that the Committee may alter the termination date of the Option if the Optionee transfers to an affiliate of the Company. Notwithstanding the foregoing, (i) if the Employee Optionee's employment with the Company shall have terminated for any reason (other than involuntary dismissal for "cause" or voluntary resignation in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to SECTION 15), he may, at any time before the expiration of three months after such termination or before expiration of the Option, whichever shall first occur, exercise the Option (to the extent that the Option was exercisable by him on the date of the termination of his employment); (ii) if the Employee Optionee's employment shall have terminated due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Committee may require), such Option may be exercised by the Employee Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the expiration of twelve months after such termination or before expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of the termination of his employment); (iii) in the event of the death of the Employee Optionee, an Option exercisable by him at the date of his death shall be exercisable by his legal representative(s), legatee(s), or heir(s), or by his beneficiary or beneficiaries so designated by him, as the case may be, within twelve (12) months after his death or before the expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of his death); and (iv) if the Employee Optionee's employment is terminated for "cause" or in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to SECTION 14, his Option shall terminate immediately upon termination of employment, and such Option shall be deemed to have been forfeited by the Optionee. For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct (1) which injures or impairs the reputation, goodwill, or business of the Company; (2) which involves the misappropriation of funds of the Company, or the misuse of data, information, or documents acquired in connection with employment by the Company; or (3) which violates any other directive or policy promulgated by the Company. A termination for cause may also include any resignation in anticipation of discharge for cause or resignation accepted by the Company in lieu of a formal discharge for cause.

         11. MANNER OF OPTION EXERCISE; RIGHTS AND OBLIGATIONS OF OPTIONEES.

                  11.1 WRITTEN NOTICE OF EXERCISE. An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company at its principal executive office.

                  11.2 CASH PAYMENT FOR OPTIONED SHARES. If an Option is exercised for cash, such notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

                  11.3 STOCK SWAP FEATURE. At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. If the Optionee elects to pay the total purchase price in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of SECTION 8.

                  11.4 INVESTMENT REPRESENTATION FOR NON-REGISTERED SHARES AND LEGALITY OF ISSUANCE. The receipt of shares of Common Stock upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by SECTION 10.3) providing to the Committee a written representation that, at the time of such exercise, it is the intent of such person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under then pertaining law. The providing of such representation and such restrictions on transfer shall not, however, be required upon any person's receipt of shares of Common Stock under the

Plan in the event that, at the time of grant of the Option relating to such receipt or upon such receipt, whichever is the appropriate measure under applicable federal or state securities laws, the shares subject to the Option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (i) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or (ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such shares.

                  11.5 STOCKHOLDER RIGHTS OF OPTIONEE. Upon exercise, the Optionee (or any other person who exercises the Option on his behalf as permitted by SECTION 10.3) shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to such record owner one or more duly issued stock certificates evidencing such ownership. No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until such person shall have become the holder of record of such shares. Except as provided in SECTION 13, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

                  11.6 HOLDING PERIODS FOR TAX PURPOSES. The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan.

         12. SUCCESSIVE GRANTS. Successive grants of Options may be made to any Optionee under the Plan.

         13. ADJUSTMENTS.

                  (a) If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised options shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the exercise price per share.

                  (b) In the event of the dissolution or liquidation of the Company, any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee.

                  (c) In the event of a Reorganization (as hereinafter defined), then,

                       (i) If there is no plan or agreement with respect to the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee; or

                       (ii) If there is a Reorganization Agreement, and the Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised options, and shall adjust the shares remaining under the Plan which are then available for the issuance of options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such options and shares.

                  (d) The term "Reorganization" as used in this SECTION 13 shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any options, or the shares subject thereto, in any Reorganization Agreement which it does adopt.

                  (e) The Committee shall provide to each optionee then holding an outstanding and unexercised option not less than 30 calendar days' advanced written notice of any date fixed by the Committee pursuant to this SECTION 13 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised options. Except as the Committee may otherwise provide, each optionee shall have the right during such period to exercise his option only to the extent that the option was exercisable on the date such notice was provided to the optionee.

                       Any adjustment to any outstanding ISO pursuant to this
SECTION 13, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan (hereinafter for purposes of this SECTION 13 referred to as the "old option"), the Board of Directors of the Company or of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

                  (f) No modification, extension, renewal, or other change in any option granted under the Plan may be made, after the grant of such option, without the optionee's consent, unless the same is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under Section 424(h) of the Code.

                  (g) All adjustments and determinations under this SECTION 13 shall be made by the Committee in good faith in its sole discretion.

         14. CONTINUED EMPLOYMENT. As determined in the sole discretion of the Committee at the time of grant and if so stated in a writing signed by the Company, each Option may have as a condition the requirement of an Employee Optionee to remain in the employ of the Company, or of its affiliates, and to render to it his or her exclusive service, at such compensation as may be determined from time to time by it, for a period not to exceed the term of the Option, except for earlier termination of employment by or with the express written consent of the Company or on account of disability or death. The failure of any Employee Optionee to abide by such agreement as to any Option under the Plan may result in the termination of all of his or her then outstanding Options granted pursuant to the Plan. Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each such Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

         15. TAX WITHHOLDING. The exercise of any Option granted under the Plan is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon such exercise, then in such event, the exercise of the Option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. When an Optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of any Option, the Optionee may, subject to the approval of the Committee, which approval shall not have been disapproved at any time after the election is made, satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the Common Stock withheld pursuant to the election shall be determined by the Committee, in accordance with the criteria set forth in SECTION 8, with reference to the date the amount of tax to be withheld is determined. The Optionee shall pay to the Company in cash any amount required to be withheld that would otherwise result in the withholding of a fractional share. The election by an Optionee who is an officer of the Company within the meaning of Section 16 of the 1934 Act, to be effective, must meet all of the requirements of Section 16 of the 1934 Act.

         16. TERM OF PLAN.

                  16.1 EFFECTIVE DATE. Subject to stockholder approval, the Plan shall become effective as of November 14, 2000.

                  16.2 TERMINATION DATE. Except as to options granted and outstanding under the Plan prior to such time, the Plan shall terminate at midnight on November 14, 2010, and no Option shall be granted after that time. Options then outstanding may continue to be exercised in accordance with their terms. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in SECTION 4.

         17. NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without stockholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

         18. GOVERNING LAW. The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of Delaware.

         19. INFORMATION TO OPTIONEES. Optionees under the Plan who do not otherwise have access to financial statements of the Company will receive the Company's financial statements at least annually.

                                    EXHIBIT C

                        AMENDED AND RESTATED CERTIFICATE

                              AMENDED AND RESTATED
                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                          AND RIGHTS OF PREFERRED STOCK
                         OF MICROTEL INTERNATIONAL INC.,
                             A DELAWARE CORPORATION

         The undersigned, Carmine T. Oliva, hereby certifies that:

         A. He is the duly elected and acting President of MicroTel International, Inc., a Delaware corporation (the "CORPORATION").

         B. Pursuant to authority given by the Corporation's Certificate of Incorporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has duly adopted the following recitals and resolutions:

         WHEREAS, the Certificate of Incorporation of the Corporation provides for two classes of shares known as Common Stock and Preferred Stock;

         WHEREAS, the Board of Directors of the Corporation is authorized by the Certificate of Incorporation to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof;

         WHEREAS, the Corporation filed with the Delaware Secretary of State on May 20, 1998, a Certificate of Designations, Preferences and Rights of Preferred Stock (the "Certificate of Designations");

         WHEREAS, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation and Section 242 of the Delaware General Corporation Law, said Board of Directors, by action taken without a meeting by written consent on November 14, 2000, duly adopted a resolution providing for the amendment of the Certificate of Designations, in its entirety, to read as set forth herein; and

         WHEREAS, pursuant to Sections 228(a) and 242 of Delaware General Corporation Law, approval of the stockholders holding a majority of the Common Stock and a majority of the Series A Preferred Stock was duly opbtained at a Special Meeting of Stockholders of the Corporation held on January 16, 2001.

         NOW, THEREFORE, BE IT RESOLVED, that the Certificate of Designations is amended to read in full as follows:

         A. DESIGNATION. One series of Preferred Stock, designated Series A Preferred Stock, is hereby provided for, which shares shall have the rights, privileges and preferences set forth below.

         B. AUTHORIZED NUMBER. The number of shares constituting the Series A Preferred Stock shall be 200, par value .01 per share.

         C. DIVIDEND PROVISIONS. The holders of shares of Series A Preferred Stock shall not be entitled to receive dividends.

         D.  LIQUIDATION PREFERENCE.

             (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of shares of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of the Common Stock by reason of their ownership, an amount per share equal to $10,000 (the "STATED VALUE") for each outstanding share of Series A Preferred Stock. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock on a share-by-share basis in proportion to the aggregate preferential amounts of each such series of Preferred Stock.

             (b) A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale, conveyance or disposition of all or substantially all of the assets of this Corporation or the effectuation by the Corporation of a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of, shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this SECTION D but shall instead be treated pursuant to SECTION E hereto.

         E. CONVERSION. The holders of the Series A Preferred Shares shall have conversion rights as follows (the "CONVERSION RIGHTS"):

                  (1)  CONVERSION RIGHTS.

                       (i) Each Series A Preferred Share shall be convertible, at the option of the holders of such shares, at any time, at the office of the Corporation or any transfer agent for the Series A Preferred Shares, into 50,530 fully paid and non-assessable Common Shares of the Corporation.

                       (ii) In the event of a call for redemption of any Series A Preferred Shares pursuant to SECTION F hereof, each holder of any Series A Preferred Shares shall have the right to exercise the conversion rights set forth in this SECTION E and the right to convert each share shall cease as to the shares designated for redemption as of the close of business on the business day immediately prior to the redemption date, unless default is made in payment of the redemption price. if the Corporation has received a notice of conversion with respect to any Series A Preferred Shares the Corporation may not redeem such Series A Preferred Shares provided the Series A Preferred Shares are delivered for conversion as set forth in SECTION E(2).

                  (2)  MECHANICS OF CONVERSION.

                       (i) No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Shares. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall round up to the nearest whole share. In the case of a dispute as to the calculation of the Conversion Rate, the Corporation's calculation shall be deemed conclusive absent manifest error. In order to convert Series A Preferred Shares into full shares of Common Stock, the holder shall surrender the certificate or certificates therefor, duly endorsed, by either overnight courier or 2-day courier, to the office of the Corporation for the Series A Preferred Shares, and shall give written notice to the Corporation at such office that the holder elects to convert the same, the number of shares of Series A Preferred Shares so converted and a calculation of the Conversion Rate (with an advance copy of the certificates) and the notice by facsimile); provided, however, that the Corporation shall not be obligated to deliver certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such Series A Preferred Shares are delivered to the Corporation as provided above, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

                       (ii) The Corporation shall use reasonable efforts to cause to be issued and delivered within two (2) business days after delivery to the Corporation of such Series A Preferred Shares, or after such agreement and indemnification. to such holder of Series A Preferred Shares at the address of the holder on the stock books of the Corporation, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. The date on which notice of conversion is given (the "DATE OF CONVERSION") shall be deemed to be the date set forth in such notice of conversion provided the original Series A Preferred Shares to be converted are received by the Corporation within five (5) business days thereafter and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. If the original Series A Preferred Shares to be converted are not received by the Corporation within five (5) business days after the Conversion, the notice of conversion shall become null and void.

                  (3) CONVERSION PRICE ADJUSTMENTS. The number of Common Shares issuable upon conversion as set forth in SECTION E(1)(i) shall be appropriately adjusted to reflect, as deemed equitable and appropriate by the Corporation, any stock dividend, stock split or share combination of the Common Stock. In the event of a merger, reorganization, recapitalization or similar event of or with respect to the Corporation (a "CORPORATE CHANGE") (other than a Corporate Change in which all or substantially all of the consideration received by the holders of the Corporation's equity securities upon such Corporate Change consists of cash or assets other than securities issued by the acquiring entity or any affiliate thereof), the Series A Preferred Shares shall be convertible into such class and type of securities as the Holder would have received had the Holder converted the Series A Preferred Shares immediately prior to such Corporate Change, as appropriately adjusted to equitably reflect the conversion price and any stock dividend, stock split or share combination of the common stock after such corporate event.

                  (4) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Shares solely for the purpose of effecting the conversion of the Series A Preferred Shares such number of its Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Shares; and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of all then outstanding Series A Preferred Shares, in addition to such other remedies as shall be available to the holder of such Series A Preferred Shares, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purposes.

         F.  REDEMPTION OF SERIES A PREFERRED SHARES.

                  (1) OPTIONAL REDEMPTION. The Corporation may redeem all outstanding and unconverted Series A Preferred Shares for cash at a per share price equal to $11,500 (115% of the Stated Value) for each Series A Preferred Share by giving written notice to Buyer at least twenty
         (20) days in advance of such redemption. Notwithstanding the above, the Corporation may not redeem the Series A Preferred Shares unless there are sufficient authorized and reserved Common Shares to permit conversion by the holders thereof within such twenty (20) day period. If the Corporation has received a notice of conversion with respect to any Series A Preferred Shares, the Corporation may not redeem such Series A Preferred Shares provided the Series A Preferred Shares are delivered for conversion as set forth in SECTION E(2) during the notice period prior to the redemption date as set forth in SECTION F(3)(11) below.

                  (2) MANDATORY REDEMPTION. On May 22, 2003, the Corporation shall redeem all Series A Preferred Shares then outstanding, by the payment therefor of the redemption price of $11,500 per share.

                  (3)  MANNER OF REDEMPTION OF SERIES A PREFERRED SHARES.

                       (i) If less than all of the outstanding Series A Preferred Shares shall be called for redemption, the particular shares of such series to be redeemed shall be selected by lot or by such other equitable manner as may be prescribed by resolution of the Board of Directors.

                       (ii) Notice of redemption of any Series A Preferred Shares shall be given by the Corporation by fax or other written communication, at least twenty (20) days prior to the date fixed by the Board of Directors of the Corporation for redemption (herein called the "REDEMPTION DATE"), to the holders of record of the shares to be redeemed at their respective addresses then appearing on the records of the Corporation. The notice of the redemption shall state:

                              (A) the redemption date,

                              (B) the redemption price (which must be paid
                           within five (5) business days after the date of redemption),

                              C) whether the redemption is an optional
                           redemption or a mandatory redemption,

                              (D) if less than all outstanding Series A
                           Preferred Shares are to be redeemed, the identification of the Series A Preferred Shares to be redeemed,

                              (E) the conversion rate on the date of the notice,

                              (F) that on the redemption date the redemption
                           price will become due and payable upon each Series A Preferred Shares to be redeemed and the right to convert each share of Series A Preferred Share shall cease as of the close of business on the business day prior to the redemption date, unless default shall be made in the payment of the redemption price, and

                              (G) the place or places where such Series A
                           Preferred Shares to be redeemed are to be surrendered for payment of the redemption price.

                  (4) FAILURE TO REDEEM. If the Corporation fails to pay the redemption price after calling any Series A Preferred Shares for optional redemption under SECTION F(1), the Corporation shall have no further right to redeem Series A Preferred Shares under SECTION F(1).

                  (5) REACQUIRED SHARES. Any shares of the Series A Preferred Stock converted, redeemed or purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Series A Preferred Stock and may be reissued at the direction of the Corporation subject to the conditions or restrictions on issuance set forth herein.

         G. CORPORATE EVENTS. In the event of (i) any declaration by the Corporation of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than cash dividend) or other distribution or (ii) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, and any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Preferred Shares at least twenty (20) days prior to the record date specified therein, a notice specifying (A) the date on which any such record is to be declared for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) will receive for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution or winding up.

         H.  VOTING RIGHTS.

             (1) The Holders of the Series A Preferred Shares shall not have any voting rights except as set forth below or as otherwise from time to time required by law.

             (2) To the extent that under Delaware law the vote of the holders of the Series A Preferred Shares, voting separately as a class, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the outstanding Series A Preferred Shares shall constitute the approval of such action by the class. To the extent that under Delaware law the holders of the Series A Preferred Shares are entitled to vote on a matter with holders of Common Stock voting together as one class, each Series A Preferred Share shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of stockholders as of the date of determination. Holders of the Series A Preferred Shares shall be entitled to notice of all shareholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's bylaws and applicable statutes.

         I. PROTECTIVE PROVISIONS. So long as the Series A Preferred Shares are outstanding, the Corporation shall not take any action that would impair the rights of the holders of the Series A Preferred Shares set forth herein and shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority in aggregate principal amount of the Series A Preferred Shares then outstanding:

             (1) Alter or change the rights, preferences or privileges of the Series A Preferred Shares so as to affect adversely the Series A Preferred Shares.

             (2) For a period of eight (8) months from the issuance of the Series A Preferred Shares, create any new class or series of stock which ranks prior to or PARI PASSU to the Series A Preferred Shares with respect to liquidation preference, other than any additional series of Preferred Shares issued for a purchase price not to exceed $2 million, which may rank PARI PASSU.

             (3) Do any act or thing which would result in taxation of the holders of Series A Preferred Shares under Section 305 of the Internal Revenue Code of 1985, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its authorized officer as of November 20, 2000.

                               MICROTEL INTERNATIONAL, INC.

                               By:
                                  --------------------------------------------
                                  Carmine T. Oliva
                                  President and Chief Executive Officer

                          MICROTEL INTERNATIONAL, INC.

          SPECIAL MEETING OF STOCKHOLDERS--TO BE HELD JANUARY 16, 2001

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                  COMMON STOCK

    The undersigned hereby appoints CARMINE T. OLIVA and RANDOLPH D. FOOTE, and each of them, individually, the attorney, agent and proxy of the undersigned, each with the power to appoint his substitute, to represent and vote, as designated below, all shares of common stock of MicroTel International, Inc. (the "Company") held of record by the undersigned on November 20, 2000, at the Special Meeting of Stockholders to be held at the Company's headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730 on
January 16, 2001, at 11:00 a.m., Pacific Time, and at any and all adjournments thereof.

    1. AMENDMENT OF CERTIFICATE OF INCORPORATION. Approval of the amendment of the Certificate of Incorporation of the Company to increase the number of shares of common stock authorized for issuance by the Company from 25,000,000 shares to 50,000,000 shares.

                / /  FOR        / /  AGAINST        / /  ABSTAIN

    2. ADOPTION OF 2000 STOCK OPTION PLAN. To consider and vote upon a proposal to approve a 2000 Stock Option Plan, pursuant to which the Company may grant to its key employees, officers and directors of the Company and to consultants and employees of companies who do business with the Company options to purchase up to 2,000,000 shares of the Company's common stock.

                / /  FOR        / /  AGAINST        / /  ABSTAIN

    3. APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF PREFERRED STOCK. To consider and vote upon a proposal to approve the filing with the Delaware Secretary of State, an Amended and Restated Certificate of Designations, Preferences and Rights of Preferred Stock, to, among other things, reduce the number of authorized shares of Series A Preferred Stock from 250 to 200 and to change the conversion price of such shares.

    4. APPOINTMENT OF INDEPENDENT AUDITORS. Ratification of the appointment of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ended December 31, 2000.

                / /  FOR        / /  AGAINST        / /  ABSTAIN

    5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3 and 4.

                                             Please sign exactly as name appears
                                             hereon. When shares are held by
                                             joint tenants, both should sign.
                                             When signing as attorney, as
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such. If a corporation, please sign
                                             in full corporate name by President
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

                                             Dated: ______________________, 2000

                                             Name: _____________________________

                                             Common Shares: ____________________

                                             ___________________________________

                                                 Signature (if held jointly)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                          MICROTEL INTERNATIONAL, INC.

          SPECIAL MEETING OF STOCKHOLDERS--TO BE HELD JANUARY 16, 2001

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                            SERIES A PREFERRED STOCK

    The undersigned hereby appoints CARMINE T. OLIVA and RANDOLPH D. FOOTE, and each of them, individually, the attorney, agent and proxy of the undersigned, each with the power to appoint his substitute, to represent and vote, as designated below, all shares of Series A Preferred Stock of MicroTel International, Inc. (the "Company") held of record by the undersigned on November 20, 2000, at the Special Meeting of Stockholders to be held at the Company's headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730 on January 16, 2001, at 11:00 a.m., Pacific Time, and at any and all adjournments thereof.

    1. APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF PREFERRED STOCK. To consider and vote upon a proposal to approve the filing with the Delaware Secretary of State, an Amended and Restated Certificate of Designations, Preferences and Rights of Preferred Stock, to, among other things, reduce the number of authorized shares of Series A Preferred Stock from 250 to 200 and to change the conversion price of such shares.

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

                                                 Please sign exactly as name
                                                 appears hereon. When shares are
                                                 held by joint tenants, both
                                                 should sign. When signing as
                                                 attorney, as executor,
                                                 administrator, trustee or
                                                 guardian, please give full
                                                 title as such. If a
                                                 corporation, please sign in
                                                 full corporate name by
                                                 President or other authorized
                                                 officer. If a partnership,
                                                 please sign in partnership name
                                                 by authorized person.

                                                 Dated: __________________, 2000

                                                 Name: _________________________

                                                 Common Shares: ________________

                                                 _______________________________

                                                   Signature (if held jointly)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.